UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On February 6, 2024, The Walt Disney Company ("Disney") updated its website www.VoteDisney.com, which contains information relating to Disney’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

How to Vote Video Transcript

Bill Rogers (BR):
Welcome Shareholders,
(LVD cuts BR off mid-sentence)
Professor Ludwig Von Drake (LVD):
Friends, Relatives and esteemed Chairman, you are all probably wondering what we are doing here today…
Now let’s begin…
Bill Rogers (BR):
(BR interjects mid-sentence)
Woah! Professor Ludwig Von Drake slow down there!
On April 3, The Walt Disney Company will be hosting its Annual Meeting of Shareholders and we need you to all vote FOR your Board!
BR:
Over the coming weeks, you will be receiving your voting materials relating to the WHITE proxy card.  You may see them even sooner if you had consented to receiving them by email, so keep a watch on your inbox!
Professor Ludwig, why don’t you tell our shareholders how they can vote?
LVD:
Yes, yes, today we are going to use the Von Drake Method.
BR:
Professor Ludwig, they don’t vote using those kinds of cards!
BR:
Voting is easy you can vote electronically or by good old fashioned mail
Note that if you type in the website address, you’ll be asked to provide the control number shown on the WHITE proxy card so be sure to have it handy. If you access the website using the QR code on the WHITE proxy card or the WHITE “VOTE NOW” button on your email, no control number will be needed.
Please vote all of your shares in all of your accounts – each account will have a separate control number specific to the WHITE proxy card.
BR:
All electronic votes have to be submitted no later than 11:59 pm on April 2, 2024.
If you hold shares in Disney Employee Plan, please note the earlier voting deadline indicated on your WHITE voting instruction form

BR:
Remember it’s important you vote only for Disney’s 12 nominees using the WHITE proxy card
Do not vote for the Trian Group or Blackwells nominees.
Voting this year is critical — no matter how many or how few shares you may own.
BR:
Professor Ludwig, what should the shareholders do with their blue and green proxy cards?
LVD:
Uh huh,
BR:
He’s on the phone
LVD:
Yes, I do not need the extended warranty
BR:
Well shareholders may simply discard them, please, do NOT use the BLUE or GREEN proxy cards
LVD:
Got another difficult question for the professor?
BR:
Thank you, Professor, I think our shareholders are now well informed on how to vote for their Board.
Remember, it’s important you vote only for Disney’s 12 nominees using the WHITE proxy card
Do not vote for the Trian Group or Blackwells nominees
BR:
We thank you for supporting Disney.  If you have any questions about voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated.
BR:
From Professor Ludwig Von Drake and I, thank you and goodbye!

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants

Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.